RETIREMENT SERIES TRUST

Retirement Reserves Money Fund

(the “Fund”)

Supplement dated September 24, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2019

On September 19, 2019, the Board of Trustees of Retirement Series Trust, on behalf of the Fund, approved a proposal to postpone indefinitely the closing of the Fund to share purchases. Accordingly, effective immediately, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended as follows:

The sections of the Fund’s Summary Prospectus and Prospectus entitled “Purchase and Sale of Fund Shares” and “Fund Overview—Purchase and Sale of Fund Shares,” respectively, are each amended to delete the last paragraph of such section in its entirety.

The section of the Fund’s Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares” is amended to delete the fourth paragraph of such section in its entirety.

The section of Part II of the Fund’s Statement of Additional Information entitled “Purchase of Shares—Purchase of Shares of Retirement Reserves” is amended to delete the last paragraph of such section in its entirety.

Shareholders should retain this Supplement for future reference.

PR2SAI-RR-0919SUP